UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2022

Willis Towers Watson Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (011) 44-20-3124-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Effective as of January 1, 2022, Willis Towers Watson Public Limited Company (the ‘Company’ or ‘WTW’) realigned to provide its comprehensive offering of services and solutions to clients across two business segments: Health, Wealth and Career (‘HWC’), and Risk and Broking (‘R&B’). Prior to January 1, 2022, WTW operated across four segments: Human Capital and Benefits; Corporate Risk and Broking; Investment, Risk and Reinsurance; and Benefits Delivery and Administration. Following the realignment, the two new segments consist of the following businesses:

•
The HWC segment will include businesses previously aligned under the Human Capital and Benefits segment, the Benefits Delivery and Administration segment, and the Investment business, which was previously under the Investment, Risk and Reinsurance segment.
•
The R&B segment will include businesses previously aligned under the Corporate Risk and Broking segment, as well as the Insurance Consulting and Technology business, which was previously under the Investment, Risk and Reinsurance segment.

These segment disclosures are presented on a continuing operations basis. Certain Investment, Risk and Reinsurance businesses that were part of the results from continuing operations in the historical periods presented were divested in 2020 and 2021. The revenue and income from operations for these businesses have been included as ‘divested businesses’ in the reconciliations between the total segment results and the consolidated results of the Company. The results of the divested Willis Re treaty reinsurance business have been presented as discontinued operations in the consolidated financial statements for 2021, 2020 and 2019 in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 24, 2022, and as such have been excluded from the divested businesses presented in the segment reconciliations.

Exhibit 99.1 furnished with this Current Report on Form 8-K contains unaudited financial information for 2021, 2020 and 2019 under the new segment structure. The changes in the segment structure discussed above affect only the manner in which the Company’s revenue, organic revenue, operating income and operating margin results for WTW’s segments were previously reported and have no impact on WTW’s previously reported consolidated financial statements, results of operations or total organic revenue growth.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be ‘filed’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Recast segment information
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Towers Watson Public Limited Company
(Registrant)

Date: March 14, 2022	By:	/s/ Andrew J. Krasner
	Name:	Andrew J. Krasner
	Title:	Chief Financial Officer